Exhibit 99.1

Fabrinet Announces Fourth Quarter and Fiscal-Year 2016 Financial Results

BANGKOK, Thailand – August 15, 2016 – Fabrinet (NYSE: FN), a leading provider of advanced optical packaging and precision optical, electro-mechanical and electronic manufacturing services to original equipment manufacturers of complex products, today announced its financial results for its fourth quarter and fiscal year ended June 24, 2016.

Tom Mitchell, Chief Executive Officer of Fabrinet, said, “Strong revenue growth of 34% exceeded our expectations for the fourth quarter. These results capped a year of significant growth for Fabrinet, which was driven by a combination of momentum in the optical industry, growing contributions from new customers, and increasing demand for our advanced packaging and precision assembly capabilities. We believe that we are in a strong position to serve the industry’s growth as we scale our Fabrinet West New Product Introduction facility and complete construction of the first building at our new campus in Thailand. As a result of these factors, we are entering fiscal 2017 with optimism, as reflected in our guidance for the first quarter.”

Fourth Quarter Fiscal-Year 2016 Financial Highlights

GAAP Results

•	Revenue was $276.4 million for the fourth quarter of fiscal year 2016, an increase of 34% compared to total revenue of $206.5 million for the comparable period in fiscal year 2015.

•	GAAP net income for the fourth quarter of fiscal year 2016 was $19.7 million, compared to GAAP net income of $13.0 million in the fourth quarter of fiscal year 2015.

•	GAAP net income per diluted share for the fourth quarter of fiscal year 2016 was $0.53, compared to GAAP net income per diluted share of $0.36 in the fourth quarter of fiscal year 2015.

Non-GAAP Results

•	Non-GAAP net income in the fourth quarter of fiscal 2016 was $22.4 million, an increase of 54% compared to non-GAAP net income of $14.5 million in the same period a year ago.

•	Non-GAAP net income per diluted share in the fourth quarter of fiscal 2016 was $0.60, an increase from non-GAAP net income per diluted share of $0.40 in the same period a year ago.

Fiscal-Year 2016 Financial Highlights

GAAP Results

•	Revenue was $976.7 million for fiscal year 2016, an increase of 26% compared to total revenue of $773.6 million for fiscal year 2015.

•	GAAP net income for fiscal year 2016 was $61.9 million, compared to GAAP net income of $43.6 million in fiscal year 2015.

•	GAAP net income per diluted share for fiscal year 2016 was $1.68, compared to GAAP net income per diluted share of $1.21 in fiscal year 2015.

Non-GAAP Results

•	Non-GAAP net income in fiscal 2016 was $77.7 million, an increase of 38% compared to non-GAAP net income of $56.4 million in fiscal year 2015.

•	Non-GAAP net income per diluted share in fiscal 2016 was $2.11, an increase from non-GAAP net income per diluted share of $1.57 in fiscal year 2015.

Business Outlook

Based on information available as of August 15, 2016, Fabrinet is issuing guidance for the first quarter of fiscal 2017 ending September 30, 2016, as follows:

•	Fabrinet expects first quarter revenue to be in the range of $306 million to $310 million.

•	GAAP net income per diluted share is expected to be in the range of $0.62 to $0.64, based on approximately 37.6 million fully diluted shares outstanding.

•	Non-GAAP net income per diluted share is expected to be in the range of $0.70 to $0.72, based on approximately 37.6 million fully diluted shares outstanding.

Conference Call Information

What:	Fabrinet Fourth Quarter and Fiscal-Year 2016 Financial Results Conference Call
When:	Monday, August 15, 2016
Time:	5:00 p.m. ET
Live Call:	(888) 357-3694, domestic
(253) 237-1137, international
Passcode: 53883033
Replay:	(855) 859-2056, domestic
(404) 537-3406, international
Passcode: 53883033
Webcast:	http://investor.fabrinet.com (live and replay)

This press release and any other information related to the call will also be posted on Fabrinet’s website at http:// investor.fabrinet.com. A recorded version of this webcast will be available approximately two hours after the call and will be archived on Fabrinet’s website for a period of one year.

About Fabrinet

Fabrinet is a leading provider of advanced optical packaging and precision optical, electro-mechanical, and electronic manufacturing services to original equipment manufacturers of complex products, such as optical communication components, modules and subsystems, industrial lasers and sensors. Fabrinet offers a broad range of advanced optical and electro-mechanical capabilities across the entire manufacturing process, including process design and engineering, supply chain management, manufacturing, advanced packaging, integration, final assembly and test. Fabrinet focuses on production of high complexity products in any mix and any volume. Fabrinet maintains engineering and manufacturing resources and facilities in Thailand, the People’s Republic of China and the United States of America. For more information visit: www.fabrinet.com.

Forward-Looking Statements

“Safe Harbor” Statement Under U.S. Private Securities Litigation Reform Act of 1995

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include our expectation that we will complete construction of a new manufacturing building in Thailand in fiscal-year 2017 and continue to achieve profitable growth and scale our business, as well as all of the statements under the “Business Outlook” section regarding our expected revenue and GAAP and non-GAAP net income per share for the first quarter of fiscal-year 2017. These forward-looking statements involve risks and uncertainties, and actual results could vary materially from these forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: less customer demand for our products and services than forecasted; less growth in the optical communications, industrial lasers and sensors markets than we forecast; difficulties expanding into additional markets, such as the semiconductor processing, biotechnology, metrology and materials processing markets; increased competition in the optical manufacturing services markets; difficulties in delivering products and services that compete effectively from a price and performance perspective; our reliance on a small number of customers and suppliers; difficulties in managing our operating costs; difficulties in managing and operating our business across multiple countries (including the U.S., Thailand and the People’s Republic of China); delays in construction of our new manufacturing building in Thailand; and other important factors as described in reports and documents we file from time to time with the Securities and Exchange Commission (SEC), including the factors described under the section captioned “Risk Factors” in our Quarterly Report on Form 10-Q, filed on May 3, 2016. We disclaim any obligation to update information contained in these forward-looking statements whether as a result of new information, future events, or otherwise.

Use of Non-GAAP Financials

The Company refers to the non-GAAP financial measures cited above in making operating decisions because they provide meaningful supplemental information regarding the Company’s ongoing operational performance. Non-GAAP net income excludes share-based compensation expenses, executive separation costs, investigation costs, income related to flooding, expenses related to reduction in workforce, amortization of debt issuance costs, unrealized gain or loss on foreign currency and one time cost resulting from a non-recurring warranty charge. We have excluded these items in order to enhance investors’ understanding of our underlying operations. The use of these non-GAAP financial measures has material limitations because they should not be used to evaluate our company without reference to their corresponding GAAP financial measures. As such, we compensate for these material limitations by using these non-GAAP financial measures in conjunction with GAAP financial measures.

These non-GAAP financial measures are used to: (1) measure company performance against historical results, (2) facilitate comparisons to our competitors’ operating results, and (3) allow greater transparency with respect to information used by management in financial and operational decision making. In addition, these non-GAAP financial measures are used to measure company performance for the purposes of determining employee incentive plan compensation.

SOURCE: Fabrinet

Investor Contact:

Garo Toomajanian

ir@fabrinet.com

FABRINET

CONSOLIDATED BALANCE SHEETS

(in thousands of U.S. dollars, except share data)	As of June 24, 2016	As of June 26, 2015
Assets
Current assets
Cash and cash equivalents	$142,804	$112,978
Marketable securities	141,709	142,866
Trade accounts receivable, net	196,145	134,952
Inventory, net	181,499	130,613
Deferred tax assets	1,358	1,662
Prepaid expenses	3,114	2,135
Other current assets	6,662	1,833

Total current assets	673,291	527,039

Non-current assets
Property, plant and equipment, net	178,410	140,654
Intangibles, net	499	137
Deferred tax assets	1,806	2,249
Deferred debt issuance costs	2,444	2,424

Total non-current assets	183,159	145,464

Total assets	$856,450	$672,503

Liabilities and Shareholders’ Equity
Current liabilities
Bank borrowings, including revolving loan and current portion of long-term loans from banks	$24,600	$36,000
Trade accounts payable	172,052	115,319
Fixed assets related payable	20,628	6,026
Income tax payable	2,010	1,470
Accrued payroll, bonus and related expenses	12,300	9,804
Accrued expenses	8,072	6,405
Other payables	16,356	6,024

Total current liabilities	256,018	181,048

Non-current liabilities
Long-term loan from bank, non-current portion	36,400	4,500
Deferred tax liability	854	737
Severance liabilities	6,684	5,477
Other non-current liabilities	2,075	1,797

Total non-current liabilities	46,013	12,511

Total liabilities	302,031	193,559

Commitments and contingencies (Note 17)
Shareholders’ equity
Preferred shares (5,000,000 shares authorized, $0.01 par value; no shares issued and outstanding as of June 24, 2016 and June 26, 2015)	—	—
Ordinary shares (500,000,000 shares authorized, $0.01 par value; 36,156,446 share and 35,437,654 shares issued and outstanding as of June 24, 2016 and June 26, 2015, respectively)	362	354
Additional paid-in capital	102,325	89,390
Accumulated other comprehensive income (loss)	591	(44)
Retained earnings	451,141	389,244

Total shareholders’ equity	554,419	478,944

Total Liabilities and Shareholders’ Equity	$856,450	$672,503

FABRINET

CONSOLIDATED STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME

	Three Months Ended		Twelve Months Ended
	June 24,	June 26,	June 24,	June 26,
(in thousands of U.S. dollars)	2016	2015	2016	2015
Revenues	$276,388	$206,456	$976,747	$773,587
Cost of revenues	(242,546)	(181,907)	(857,224)	(685,814)

Gross profit	33,842	24,549	119,523	87,773
Selling, general and administrative expenses	(11,839)	(10,739)	(49,753)	(39,460)
Income related to flooding	—	—	36	—
Expenses related to reduction in workforce	—	—	—	(1,153)
Operating income	22,003	13,810	69,806	47,160
Interest income	425	297	1,535	1,253
Interest expense	(413)	(241)	(1,569)	(616)
Foreign exchange (loss) gain, net	(670)	91	(1,916)	(19)
Other income	110	(46)	376	(152)

Income before income taxes	21,455	13,911	68,232	47,626
Income taxes	(1,786)	(876)	(6,335)	(3,984)

Net income	19,669	13,035	61,897	43,642
Other comprehensive (loss) income	(156)	(70)	635	(44)

Net other comprehensive income	$19,513	$12,965	$62,532	$43,598

Earnings per share
Basic	$0.55	$0.37	$1.73	$1.23
Diluted	$0.53	$0.36	$1.68	$1.21
Weighted average number of ordinary shares outstanding (thousands of shares)
Basic	36,075	35,431	35,857	35,354
Diluted	37,259	36,320	36,872	35,984

FABRINET

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Twelve Months Ended
(in thousands of U. S. dollars)	June 24, 2016	June 26, 2015
Cash flows from operating activities
Net income for the year	$61,897	$43,642
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization	17,357	12,947
Gain on disposal of property, plant and equipment	(73)	(42)
Loss from sales and maturities of marketable securities	194	120
Amortization of investment premium	798	985
Amortization of deferred debt issuance costs	758	527
Income related to flooding	(828)	—
Proceeds from insurers in settlement of claim related to flood damage	272	—
(Reversal of) allowance for doubtful accounts	(17)	13
Unrealized loss on exchange rate and fair value of derivative	1,905	671
Share-based compensation	9,927	8,027
Deferred income tax	864	(878)
Other non-cash expenses	1,744	1,722
Reversal of uncertain tax positions	—	—
(Reversal of) inventory obsolescence	(521)	397
Loss from written-off inventory due to flood loss	233	—
Changes in operating assets and liabilities
Trade accounts receivable	(61,013)	(33,797)
Inventory	(50,598)	(6,440)
Other current assets and non-current assets	(5,901)	(283)
Trade accounts payable	56,308	20,466
Income tax payable	573	446
Other current liabilities and non-current liabilities	13,209	4,106
Liabilities to third parties due to flood losses	—	—

Net cash provided by operating activities	47,088	52,629

Cash flows from investing activities
Purchase of marketable securities	(108,341)	(203,407)
Proceeds from sales of marketable securities	41,836	29,036
Proceeds from maturities of marketable securities	67,113	30,356
Purchase of property, plant and equipment	(40,616)	(51,398)
Gain on cash settlement of hedged forward contracts	34	—
Proceeds from disposal of property, plant and equipment	194	48
Purchase of intangibles	(379)	(134)
Proceeds from insurers in settlement of claims related to flood damage	556	—

Net cash used in investing activities	(39,603)	(195,499)

Cash flows from financing activities
Payment of debt issuance costs	(654)	(1,946)
Proceeds of short-term loan from bank	18,000	30,000
Repayment of short-term loan from bank	(41,500)	—
Proceed of long-term loan from bank	50,000	—
Repayment of long-term loan from bank	(6,000)	(6,000)
Proceeds from issuance of ordinary shares under employee share option plan	5,479	835
Withholding tax related to net share settlement of restricted share units	(2,463)	(352)

Net cash provided by financing activities	22,862	22,537

Net increase (decrease) in cash and cash equivalents	$30,347	$(120,333)

Movement in cash and cash equivalents
Cash and cash equivalents at beginning of period	$112,978	$233,477
Increase (decrease) in cash and cash equivalents	30,347	(120,333)
Effect of exchange rate on cash and cash equivalents	(521)	(166)

Cash and cash equivalents at end of period	$142,804	$112,978

Fabrinet

Reconciliation of GAAP measures to non-GAAP measures

(in thousands of U.S. dollars, except per share data)	Three Months Ended				Twelve Months Ended
	June 24, 2016		June 26, 2015		June 24, 2016		June 26, 2015
	Net income	Diluted EPS	Net income	Diluted EPS	Net income	Diluted EPS	Net income	Diluted EPS
GAAP measures	19,669	0.53	13,035	0.36	61,897	1.68	43,642	1.21
Items reconciling GAAP net income & EPS to non-GAAP net income & EPS:
Related to cost of revenues:
Share-based compensation expenses	385	0.01	344	0.01	1,979	0.05	1,451	0.04
Cost resulting from a non-recurring warranty charge	1,000	0.03	—	—	1,000	0.03	—	—

Total related to gross profit	1,385	0.04	344	0.01	2,979	0.08	1,451	0.04

Related to selling, general and administrative expenses:
Share-based compensation expenses	1,760	0.05	1,878	0.05	7,948	0.21	6,577	0.18
Executive separation cost	—	—	—	—	1,360	0.04	—	—
Investigation cost	—	—	(858)	(0.02)	—	—	3,242	0.09

Total related to selling, general and administrative expenses	1,760	0.05	1,020	0.03	9,308	0.25	9,819	0.27

Related to other incomes and other expenses:
Income related to flooding	—	—	—	—	(36)	(0.00)	—	—
Expenses related to reduction in workforce	—	—	—	—	—	—	1,153	0.03
Amortization of debt issuance costs	203	0.01	150	0.00	745	0.02	527	0.02
(Gain) loss on foreign currency	(581)	(0.02)	—	—	1,715	0.05	—	—

Total related to other incomes and other expenses	(378)	(0.01)	150	0.00	2,424	0.07	1,680	0.05

Related to income tax expense (benefit):
Income tax expense (benefit)	—	—	—	—	1,119	0.03	(187)	(0.01)

Total related to income tax expense (benefit)	—	—	—	—	1,119	0.03	(187)	(0.01)

Total related to net income & EPS	2,767	0.07	1,514	0.04	15,830	0.43	12,763	0.35

Non-GAAP measures	22,436	0.60	14,549	0.40	77,727	2.11	56,405	1.57

Shares used in computing diluted net income per share
GAAP diluted shares		37,258		36,320		36,872		35,984
Non-GAAP diluted shares		37,258		36,320		36,872		35,984

Fabrinet Guidance for Quarter Ending September 30, 2016

Items reconciling GAAP EPS to non-GAAP EPS:

Diluted EPS
GAAP net income per diluted share:	$0.62 to $0.64
Related to cost of revenues:
Share-based compensation expenses	0.03

Related to selling, general and administrative expenses:
Expenses related to M&A activities	0.00
Executive separation cost	0.02
Share-based compensation expenses	0.07

0.09

Related to other incomes and other expenses:
Amortization of debt issuance costs	0.01
(Gain)/loss on foreign currency	(0.05)

Total related to other incomes and other expenses	(0.04)

Total related to net income & EPS	0.08

Non-GAAP net income per diluted share	$0.70 to $0.72